Exhibit 99.2

CION Investment Corporation Fourth Quarter 2023 Earnings Presentation

Disclosures and Forward - Looking Statements 2 The information contained in this earnings presentation should be viewed in conjunction with the earnings conference call of CION Investment Corporation (NYSE : CION) (“CION” or the “Company”) held on Thursday, March 14 , 2024 as well as the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2023 that was filed with the Securities and Exchange Commission (the “SEC”) on March 14 , 2024 . The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company . This earnings presentation may contain forward - looking statements that involve substantial risks and uncertainties, including the impact of inflation, high interest rates and the risk of recession on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies . You can identify these statements by the use of forward - looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology, including references to assumptions, forecasts of future results, shareholder diversification, institutional research coverage and availability and access to capital . You should read statements that contain these words carefully because they discuss the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition and other similar matters . These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control, such as the price at which the Company’s shares of common stock will trade on the NYSE . Any forward - looking statement made by the Company in this earnings presentation speaks only as of the date on which the Company makes it . Factors or events that could cause the Company’s actual results to differ, possibly materially from its expectations, include, but are not limited to, the risks, uncertainties and other factors the Company identifies in the sections entitled “Risk Factors” and “Forward - Looking Statements” in filings the Company makes with the SEC, and it is not possible for the Company to predict or identify all of them . The Company undertakes no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . This earnings presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities nor will there be any sale of common stock or any other securities referred to in this earnings presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by the Company or as legal, accounting or tax advice . An investment in securities of the type described herein presents certain risks . The Company is managed by CION Investment Management, LLC, an affiliate of the Company . Nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance . The information contained in this earnings presentation is summary information that is intended to be considered in the context of other public announcements that the Company may make, by press release or otherwise, from time to time . The Company undertakes no duty or obligation to publicly update or revise the information contained in this earnings presentation, except as required by law . These materials contain information about the Company, certain of its personnel and affiliates and its historical performance . You should not view information related to past performance of the Company as indicative of its future results, the achievement of which cannot be assured . Past performance does not guarantee future results, which may vary . The value of investments and the income derived from investments will fluctuate and can go down as well as up . A loss of principal may occur .

3 1. The discussion of the investment portfolio excludes short term investments. Fourth Quarter and Other Highlights – Ended December 31, 2023 • Net investment income and earnings per share for the quarter ended December 31 , 2023 were $ 0 . 40 per share and $ 0 . 94 per share, respectively ; • Net asset value per share was $ 16 . 23 as of December 31 , 2023 compared to $ 15 . 80 as of September 30 , 2023 , an increase of $ 0 . 43 per share, or 2 . 7% . The increase was primarily due to mark - to - market price adjustments to the Company’s portfolio during the quarter ended December 31 , 2023 ; • As of December 31 , 2023 , the Company had $ 1 , 092 million of total principal amount of debt outstanding, of which 62 % was comprised of senior secured bank debt and 38 % was comprised of unsecured debt . The Company’s net debt - to - equity ratio was 1 . 10 x as of December 31 , 2023 compared to 1 . 03 x as of September 30 , 2023 ; • As of December 31 , 2023 , the Company had total investments at fair value of $ 1 , 841 million in 111 portfolio companies across 24 industries . The investment portfolio was comprised of 86 . 6 % senior secured loans, including 85 . 0 % in first lien investments ; 1 • During the quarter, the Company funded new investment commitments of $ 147 million, funded previously unfunded commitments of $ 7 million, and had sales and repayments totaling $ 83 million, resulting in a net increase to the Company's funded portfolio of $ 71 million ; • As of December 31 , 2023 , investments on non - accrual status amounted to 0 . 9 % and 3 . 5 % of the total investment portfolio at fair value and amortized cost, respectively, which are down from 1 . 0 % and 3 . 8% , respectively, as of September 30 , 2023 ; • During the quarter, the Company repurchased 280 , 168 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 10 . 35 per share for a total repurchase amount of $ 2 . 9 million . Through December 31 , 2023 , the Company repurchased a total of 2 , 773 , 804 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 9 . 72 per share for a total repurchase amount of $ 27 . 0 million ; • On October 10, 2023, the Company completed a private offering in Israel pursuant to which the Company issued approximately $34.1 million of its additional unsecured Series A Notes due 2026, which bear interest at a floating rate equal to SOFR plus a credit spread of 3.82% per year; and • On November 8 , 2023 , the Company completed a private offering pursuant to which the Company issued $ 100 million of its unsecured notes due 2027 , which bear interest at a floating rate equal to the three - month SOFR plus a credit spread of 4 . 75 % per year . DISTRIBUTIONS • For the quarter ended December 31 , 2023 , the Company paid a quarterly base distribution totaling $ 18 . 4 million, or $ 0 . 34 per share, and declared a special year - end distribution totaling $ 8 . 1 million, or $ 0 . 15 per share, paid on January 31 , 2024 to shareholders of record as of December 22 , 2023 in addition to the previously declared supplemental distribution totaling $ 2 . 7 million, or $ 0 . 05 per share, paid on January 15 , 2024 to shareholders of record as of December 29 , 2023 ; and • On March 11 , 2024 , the Company’s co - chief executive officers declared a first quarter 2024 base distribution of $ 0 . 34 per share payable on March 28 , 2024 to shareholders of record as of March 22 , 2024 .

4 Selected Financial Highlights 1. The discussion of the investment portfolio excludes short term investments. 2. Total debt outstanding excludes netting of debt issuance costs. Please refer to page 10 for debt net of issuance costs. 3. Includes supplemental distributions of $0.05 per share during each quarter ended September 30, 2023 and December 31, 2023 and sp ecial distributions of $0.15 per share and $0.27 per share during the quarters ended December 31, 2023 and 2022, respectively. ($ in millions) Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Investment portfolio, at fair value (1) $1,841 $1,728 $1,688 $1,657 $1,749 Total debt outstanding (2) $1,092 $1,008 $986 $1,011 $958 Net assets $880 $861 $836 $830 $884 Debt - to - equity 1.24x 1.17x 1.18x 1.22x 1.08x Net debt - to - equity 1.10x 1.03x 1.04x 1.02x 0.98x Total investment income $60.0 $67.5 $58.5 $65.0 $55.5 Net investment income $21.8 $30.0 $23.4 $29.9 $23.9 Net realized and unrealized gains (losses) $29.2 $17.5 $4.5 $(60.9) $(14.4) Net increase (decrease) in net assets resulting from operations $51.0 $47.5 $27.9 $(31.0) $9.5 Per Share Data Net asset value per share $16.23 $15.80 $15.31 $15.11 $15.98 Net investment income per share $0.40 $0.55 $0.43 $0.54 $0.43 Net realized and unrealized gains (losses) per share $0.54 $0.32 $0.08 $(1.10) $(0.26) Earnings per share $0.94 $0.87 $0.51 $(0.56) $0.17 Distributions declared per share (3) $0.54 $0.39 $0.34 $0.34 $0.58

Investment Activity • New investment commitments for the quarter were $152 million, of which $147 million were funded and $5 million were unfunded. • New investment commitments were made across 5 new and 15 existing portfolio companies. • Fundings of previously unfunded commitments for the quarter were $7 million. • Sales and repayments totaled $83 million for the quarter, which included the full exit of investments in 3 portfolio companies. The discussion of the investment portfolio excludes short term investments. Unfunded commitments are generally subject to bor row ers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which ma y b e shorter than the loan’s maturity date. 5 ($ in millions) Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 New investment commitments $152 $97 $62 $15 $92 Funded $147 $93 $62 $14 $83 Unfunded $5 $4 $0 $1 $9 Fundings of previously unfunded commitments $7 $10 $8 $9 $16 Repayments $(83) $(94) $(53) $(57) $(102) Sales $0 $(2) $(2) $(9) $(42) Net funded investment activity $71 $7 $15 $(43) $(46) Total Portfolio Companies 111 109 112 109 113

6 Portfolio Asset Composition * Less than 1%. The discussion of the investment portfolio is at fair value and excludes short term investments. 100% 100% 88% 7% 5% 87% 13% 99% 1% 85% 1% 0%* 1% 13% 86% 2% 0%* 1% 11% 87% 2% 1% 0%* 10% 89% 2% 0%* 1% 8% 90% 2% 0%* 2% 6%

7 INTERNAL INVESTMENT RISK RATINGS (1) (% of Total Portfolio, Fair Value) Q4 2023 NON - ACCRUAL % (1) Higher Credit Quality Lower Credit Quality Credit Quality of Investments 1. The discussion of the investment portfolio excludes short term investments. * - Less than 1%. Rating Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 1 5.3% 0.0%* 1.9% 0.1% 1.4% 2 87.2% 90.7% 86.6% 85.1% 81.5% 3 6.5% 8.2% 10.7% 11.3% 14.9% 4 0.6% 0.6% 0.5% 1.9% 2.2% 5 0.4% 0.5% 0.3% 1.6% 0.0%* Total 100.0% 100.0% 100.0% 100.0% 100.0%

PORTFOLIO BY SECURITY TYPE (4) PORTFOLIO BY INTEREST RATE TYPE (4) Portfolio Summary 8 (1) See endnote 4 in our press release filed with the SEC on March 14 , 2024 . (2) See endnote 5 in our press release filed with the SEC on March 14 , 2024 . (3) See endnote 6 in our press release filed with the SEC on March 14 , 2024 . (4) The discussion of the investment portfolio excludes short term investments . Portfolio Characteristics (as of December 31, 2023) Investment Portfolio Total investments and unfunded commitments $1,888.1 million Unfunded commitments $47.3 million Investments at fair value $1,840.8 million Yield on debt and other income producing investments at amortized cost (1) 13.41 % Yield on performing loans at amortized cost (1) 13.98 % Yield on total investments at amortized cost 12.12 % Portfolio Companies Number of portfolio companies 111 Weighted average leverage (net debt/EBITDA)(2) 5.02x Weighted average interest coverage(2) 1.93x Median EBITDA(3) $33.7 million Industry Diversification (4) Industry % of Investment Portfolio Services: Business 15.3 % Healthcare & Pharmaceuticals 13.0 % Media: Diversified & Production 7.3 % Retail 7.3 % Media: Advertising, Printing & Publishing 6.3 % Other (≤ 6.3% each) 50.8% 86.6% Senior Secured Debt Investments

Quarterly Operating Results 9 All figures in thousands, except share and per share data Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Investment income Interest income (1) $ 56,403 $ 63,913 $ 56,813 $ 53,781 $ 53,238 Dividend income 128 95 52 8,131 1,288 Fee income 3,468 3,532 1,631 3,063 974 Total investment income $ 59,999 $ 67,540 $ 58,496 $ 64,975 $ 55,500 Expenses Management fees $ 6,893 $ 6,741 $ 6,546 $ 6,676 $ 6,925 Interest and other debt expenses 24,023 21,757 20,467 19,309 16,855 Incentive fees 4,615 6,362 4,965 6,335 5,065 Other operating expenses 2,650 2,927 2,984 2,792 2,431 Total expenses before taxes $ 38,181 $ 37,787 $ 34,962 $ 35,112 $ 31,276 Income tax expense (benefit), including excise tax 60 (237) 118 5 347 Net investment income after taxes $ 21,758 $ 29,990 $ 23,416 $ 29,858 $ 23,877 Net realized gain (loss) and unrealized appreciation (depreciation) on investments Net realized loss $ (351) $ (8,123) $ (18,928) $ (4,525) $ (15,692) Net change in unrealized appreciation (depreciation) 29,585 25,606 23,406 (56,378) 1,350 Net realized and unrealized gains (losses) $ 29,234 $ 17,483 $ 4,478 $ (60,903) $ (14,342) Net increase (decrease) in net assets resulting from operations $ 50,992 $ 47,473 $ 27,894 $ (31,045) $ 9,535 Per share data Net investment income $ 0.40 $ 0.55 $ 0.43 $ 0.54 $ 0.43 Net realized gain (loss) and unrealized appreciation (depreciation) on investments $ 0.54 $ 0.32 $ 0.08 $ (1.10) $ (0.26) Earnings per share $ 0.94 $ 0.87 $ 0.51 $ (0.56) $ 0.17 Distributions declared per share (2) $ 0.54 $ 0.39 $ 0.34 $ 0.34 $ 0.58 Weighted average shares outstanding 54,292,065 54,561,367 54,788,740 55,109,482 55,505,248 Shares outstanding, end of period 54,184,636 54,464,804 54,632,827 54,961,455 55,299,484 1. Includes certain prepayment fees, exit fees and paid - in - kind interest income. 2. Includes supplemental distributions of $0.05 per share during each quarter ended September 30, 2023 and December 31, 2023 and sp ecial distributions of $0.15 per share and $0.27 per share during the quarters ended December 31, 2023 and 2022, respectively.

Quarterly Balance Sheet 10 All figures in thousands, except per share data and asset coverage ratio Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2022 Assets Investments, at fair value $ 1,954,270 $ 1,844,877 $ 1,788,462 $ 1,723,352 $ 1,760,030 Cash 8,415 6,805 11,515 96,016 82,739 Interest receivable on investments 36,724 40,378 33,200 27,333 26,526 Receivable due on investments sold 967 2,646 997 3,239 1,016 Dividend receivable on investments — 82 — — 1,275 Prepaid expenses and other assets 1,348 1,552 608 4,552 825 Total Assets $ 2,001,724 $ 1,896,340 $ 1,834,782 $ 1,854,492 $ 1,872,411 Liabilities & Net Assets Financing arrangements (net of debt issuance costs) (1) $ 1,081,701 $ 1,000,211 $ 976,737 $ 1,002,396 $ 951,322 Payable for investments purchased 4,692 9,663 — — — Accounts payable and accrued expenses 1,036 1,510 1,344 1,075 1,012 Interest payable 10,231 7,238 8,183 7,007 7,820 Accrued management fees 6,893 6,741 6,546 6,676 6,924 Accrued subordinated incentive fee on income 4,615 6,362 4,967 6,334 5,065 Accrued administrative services expense 2,156 1,064 574 694 1,703 Share repurchase payable — 67 67 — — Shareholder distribution payable 10,837 2,724 — — 14,931 Total Liabilities $ 1,122,161 $ 1,035,580 $ 998,418 $ 1,024,182 $ 988,777 Total Net Assets $ 879,563 $ 860,760 $ 836,364 $ 830,310 $ 883,634 Total Liabilities and Net Assets $ 2,001,724 $ 1,896,340 $ 1,834,782 $ 1,854,492 $ 1,872,411 Net Asset Value per share $ 16.23 $ 15.80 $ 15.31 $ 15.11 $ 15.98 Asset coverage ratio (2) 1.81 1.85 1.85 1.82 1.92 1. The Company had debt issuance costs of $ 10 , 643 as of December 31 , 2023 , $ 8 , 001 as of September 30 , 2023 , $ 8 , 976 as of June 30 , 2023 , $ 8 , 316 as of March 31 , 2023 and $ 6 , 178 as of December 31 , 2022 . 2. Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period (excluding unfunded commitments), divided by (ii) total senior securities outstanding at the end of the period .

11 Q4 2023 Net Asset Value Bridge Per Share Data

12 2023 Net Asset Value Bridge Per Share Data

13 Total Commitment Amount Principal Amount Outstanding Interest Rate Maturity Date JPM Credit Facility $675 $550 S + 3.20% (2) 5/15/2025 UBS Facility 150 123 S + 3.20% 11/19/2024 Unsecured Notes, 2026 (1) 125 125 4.50% 2/11/2026 Series A Unsecured Notes, 2026 (1) 115 115 S + 3.82% 8/31/2026 Unsecured Notes, 2027 (1) 100 100 S + 4.75% 11/8/2027 2022 Unsecured Term Loan (1) 50 50 S + 3.50% 4/27/2027 2021 Unsecured Term Loan (1) 30 30 5.20% 9/30/2024 Total Debt $1,245 $1,092 8.5% Debt Summary DEBT MATURITIES ($ in millions) DEBT SCHEDULE ($ in millions) $153 million in available capacity within existing senior secured facilities 1. Investment grade credit rating. 2. Bears interest at a rate of SOFR + 3.05% and a LIBOR to SOFR credit spread adjustment of 0.15%.

14 Distribution Per Share and Distribution Coverage 1 1. Includes special and/or supplemental distributions of $0.27, $0.05 and $0.20 per share during Q4 2022, Q3 2023 and Q4 2023, r esp ectively. Fiscal Year Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 2022 2023 Net Investment Income (per share) $0.34 $0.34 $0.45 $0.43 $0.54 $0.43 $0.55 $0.40 $1.56 $1.92 Distribution (per share) $0.28 $0.28 $0.31 $0.58(1) $0.34 $0.34 $0.39(1) $0.54(1) 1.45(1) $1.61(1) Distribution coverage 1.21x 1.21x 1.45x 0.74x 1.59x 1.26x 1.41x 0.74x 1.04x 1.19x